Exhibit 99.1

ALTERRA CAPITAL REPORTS SECOND QUARTER 2010 RESULTS

Net Operating Income of $0.64 per Diluted Share

HAMILTON, BERMUDA, August 3, 2010—Alterra Capital Holdings Limited (NASDAQ: ALTE; BSX: ALTE.BH) (“Alterra”) today reported net income of $103.4 million, or $1.13 per diluted share, for the second quarter of 2010, compared to net income of $43.8 million, or $0.76 per diluted share, for the same quarter of 2009. Alterra was formerly known as Max Capital Group Ltd. (“Max”) and was formed on May 12, 2010 by the merger of Max and Harbor Point Limited, a privately held company (“Harbor Point”).

Net operating income for the second quarter of 2010 was $58.8 million, or $0.64 per diluted share, compared to net operating income of $47.8 million, or $0.83 per diluted share, for the same quarter of 2009. Annualized net operating return on average shareholders’ equity for the second quarter of 2010 was 10.1%.

For the six months ended June 30, 2010, Alterra reported net income of $139.8 million, or $1.88 per diluted share, compared to net income of $88.3 million, or $1.54 per diluted share, for the same period of 2009. Net operating income for the six months ended June 30, 2010 was $99.5 million, or $1.33 per diluted share, compared to net operating income of $94.7 million, or $1.65 per diluted share, for the same period of 2009. Annualized net operating return on average shareholders’ equity for the six months ended June 30, 2010 was 10.2%.

The results for Alterra include the results for the former Harbor Point companies from the date of the consummation of the merger on May 12, 2010. Comparative figures for 2009 represent the former Max results only. As a result, a comparison of current and prior periods for the reinsurance segment are not meaningful. Selected pro forma combined results for periods prior to the merger are provided in the second quarter financial supplement available on Alterra’s website.

W. Marston (Marty) Becker, President and Chief Executive Officer of Alterra, said: “This quarter represents the first quarter of results for Alterra, the product of the merger of Max and Harbor Point. We firmly believe the merger has created a stronger, more flexible organization that will provide enhanced value to our clients and shareholders.

“During the quarter, two significant events followed on from the merger. First, Alterra received a financial strength rating of “A (Excellent)” from A.M. Best Co., and second, Alterra made a special dividend distribution to all shareholders of $2.50 per common share. We regard each of these events as a positive indicator of Alterra’s strong capital position and responsible capital management.

“This was a transitional quarter for Alterra, as it does not reflect a full quarter’s results for the former Harbor Point companies. Another quarter will be needed before our income fully reflects the earnings power of our combined operations. However, we have already begun to enjoy the benefits of the merger as evidenced by the increase in the contribution of the reinsurance segment to our business mix.

“Generally soft market conditions continue to present a challenge to insurers and reinsurers, Alterra included. We have managed our premium volumes with the long term in mind, scaling back in areas with softer pricing. The larger, more diversified Alterra has the balance and flexibility to efficiently allocate capital and resources to expand or retract as conditions warrant,” Mr. Becker added.

Second quarter 2010 results for Alterra include:

•

Property and casualty gross premiums written of $398.2 million, representing an increase of $42.7 million, or 12.0%; net premiums written of $318.5 million, representing an increase of $92.7 million, or 41.0%; and net premiums earned of $292.5 million, representing an increase of $104.7 million, or 55.8%; each as compared to the same quarter of 2009;

•	Property and casualty combined ratio of 83.3% compared to 90.8% in the same quarter of 2009;

•	Property catastrophe event and significant per-risk net losses of $20.3 million compared to $5.5 million in net losses of a similar nature in the same quarter of 2009;

•	Net favorable development on prior years’ loss reserves of $24.1 million, or 8.3 combined ratio points, compared to $20.0 million, or 10.7 combined ratio points, in the same quarter of 2009;

•	Net investment income of $53.3 million compared to $41.8 million in the same quarter of 2009, an increase of 27.6%;

•	Net operating income of $58.8 million, or $0.64 per diluted share, representing an annualized net operating return on average shareholders’ equity of 10.1%; and

•	A negative goodwill gain of $95.8 million, partly offset by merger and acquisition costs of $41.2 million.

Gross premiums written from property and casualty underwriting for the second quarter of 2010 were $398.2 million, generated by the segments as follows: insurance - $132.3 million; reinsurance - $119.6 million; U.S. specialty - $97.5 million; and Alterra at Lloyd’s - $48.8 million. Included in the reinsurance segment gross premiums written were $40.8 million from the former Harbor Point companies representing their gross premiums written from the date of the consummation of the merger on May 12, 2010.

Segment combined ratios for the second quarter of 2010 were 76.9% for insurance, 83.5% for reinsurance, 97.3% for U.S. specialty and 73.2% for Alterra at Lloyd’s.

Gross premiums written for the second quarter of 2010 decreased by $1.6 million, or (1.2)%, for insurance and increased by $24.4 million, or 25.6%, for reinsurance compared with the same quarter of 2009. Gross premiums written increased by $16.5 million, or 20.3%, for U.S. specialty, and by $3.4 million, or 7.6%, for Alterra at Lloyd’s. There were no new contracts written within the life and annuity segment during the second quarter of 2010. Due to the lack of profitable business opportunities and low investment yields in the current investment environment, Alterra has not identified any life and annuity transactions that have met its return hurdles. Consequently, Alterra has determined not to write any new life and annuity reinsurance in the foreseeable future.

Results for the six months ended June 30, 2010 include:

•

Property and casualty gross premiums written of $768.5 million, representing a decrease of $20.7 million, or (2.6)%; net premiums written of $535.7 million, representing an increase of $40.4 million, or 8.2%; and net premiums earned of $486.0 million, representing an increase of $108.4 million, or 28.7%; each as compared to the same period of 2009;

•	Property and casualty combined ratio of 86.2% compared to 90.3% in the same period of 2009;

•	Property catastrophe event and significant per-risk losses of $29.9 million compared to $8.9 million in the same period of 2009;

•	Net favorable development on prior years’ loss reserves of $41.2 million, or 8.5 combined ratio points, compared to $32.3 million, or 8.6 combined ratio points, in the same period of 2009;

•	Net investment income of $101.7 million compared to $82.2 million in the same period of 2009, an increase of 23.6%; and

•	Net operating income of $99.5 million, or $1.33 per diluted share, representing an annualized net operating return on average shareholders’ equity of 10.2%.

Gross premiums written from property and casualty underwriting for the six months ended June 30, 2010 were $768.5 million, generated by the segments as follows: insurance - $198.7 million; reinsurance - $274.4 million; U.S. specialty - $174.4 million; and Alterra at Lloyd’s - $120.9 million.

Segment combined ratios for the six months ended June 30, 2010 were 81.2% for insurance, 86.6% for reinsurance, 97.9% for U.S. specialty and 77.6% for Alterra at Lloyd’s.

Gross premiums written for the six months ended June 30, 2010 decreased by $22.9 million, or (10.3)%, for insurance and by $53.7 million, or (16.4)%, for reinsurance compared with the same period of 2009. Gross premiums written increased by $24.5 million, or 16.4%, for U.S. specialty and by $31.4 million, or 35.0%, for Alterra at Lloyd’s. There were no new contracts written within the life and annuity segment during the six months ended June 30, 2010.

Balance Sheet

Alterra’s balance sheet at June 30, 2010 comprises the combined assets and liabilities of Max and Harbor Point. Total invested assets, including cash and cash equivalents, were $7.7 billion at June 30, 2010, an increase of $2.5 billion from December 31, 2009. The credit quality of Alterra’s fixed maturities investment portfolio remains high. At June 30, 2010, 96.6% of the fixed maturities portfolio (by carrying value) was investment-grade, compared to 96.6% at December 31, 2009. Alterra recognized other-than-temporary impairment losses through earnings of $0.3 million for the second quarter of 2010, compared to $2.0 million of impairment losses during the same quarter of 2009. As of June 30, 2010, the weighted average book yield of Alterra’s cash and fixed maturities portfolio was 3.33% and the weighted average duration was 4.0 years.

Net investment income for the second quarter of 2010 increased to $53.3 million from $41.8 million for the same quarter of 2009, and to $101.7 million from $82.2 million for the six months ended June 30, 2010 and 2009, respectively. The increase in net investment income reflects the additional investment income from the Harbor Point investment portfolio from the consummation of the merger on May 12, 2010, and an increased allocation to higher-yielding fixed maturity securities.

On June 16, 2010, Alterra paid a special dividend of $2.50 per share to shareholders of record as of June 2, 2010. Under the Board-approved share repurchase authorization, Alterra commenced repurchases under a 10b-5 share repurchase program on June 28, 2010, purchasing 109,000 shares during the second quarter of 2010 at an average price of $18.87 per share. Separately, Alterra repurchased 1,482,674 of its common shares on June 30, 2010 at a price of $19.00 per share for a total purchase price of $28.2 million. At June 30, 2010, $91.1 million remained under the Board-approved share repurchase authorization.

Shareholders’ equity was $2,927.0 million at June 30, 2010, an increase of 87.1% from December 31, 2009. Book value per diluted share at June 30, 2010 was $24.55 compared to $27.36 at December 31, 2009, a decrease of 10.3%, principally due to the payment of a $2.50 per share special dividend paid shortly after the consummation of the merger and the impact of acquisition accounting adjustments.

A copy of Alterra’s financial supplement for the second quarter will be available on Alterra’s website at www.alterracap.com shortly after the release of earnings.

Alterra will host a conference call on Wednesday, August 4, 2010 at 10:00am (EDT) to discuss its second quarter results with interested investors and shareholders. The conference call can be accessed via telephone by dialing 1-888-713-4214 (toll-free U.S.) or 1-617-213-4866 (international) and using access code 34061384. A live broadcast of the conference call will also be available through Alterra’s website at www.alterracap.com.

Alterra Capital Holdings Limited is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers, and life and health insurers. Alterra was formed on May 12, 2010 by the merger of Max Capital Group Ltd. and Harbor Point Limited.

Non-GAAP Financial Measures

In presenting Alterra’s results, management has included and discussed net operating income, net operating income per diluted share, annualized net operating return on average shareholders’ equity and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of Alterra’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The reconciliation of these measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Cautionary Note Regarding Forward-Looking Statements

This release may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting Alterra’s future results, please refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by Alterra with the SEC. Alterra undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	June 30, 2010	December 31, 2009
	(unaudited)
ASSETS
Cash and cash equivalents	$741,684	$702,278
Fixed maturities, trading at fair value	230,251	228,696
Fixed maturities, available for sale at fair value	5,451,969	3,007,356
Fixed maturities, held to maturity at amortized cost (fair value $967,303)	871,651	1,005,947
Other investments, at fair value	436,757	318,073
Accrued interest income	67,561	57,215
Premiums receivable	780,025	567,301
Losses and benefits recoverable from reinsurers	962,442	1,001,373
Deferred acquisition costs	89,881	65,648
Prepaid reinsurance premiums	207,102	190,613
Trades pending settlement	—	76,031
Goodwill and intangible assets	60,670	48,686
Other assets	74,943	70,529

Total assets	$9,974,936	$7,339,746

LIABILITIES
Property and casualty losses	$3,772,622	$3,178,094
Life and annuity benefits	1,209,031	1,372,513
Deposit liabilities	147,727	152,629
Funds withheld from reinsurers	120,324	140,079
Unearned property and casualty premiums	1,090,323	628,161
Reinsurance balances payable	295,979	146,085
Accounts payable and accrued expenses	81,846	67,088
Trades pending settlement	39,641	—
Bank loans	200,000	—
Senior notes	90,476	90,464

Total liabilities	7,047,969	5,775,113

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 118,643,363 (2009 - 55,867,125) shares issued and outstanding	118,643	55,867
Additional paid-in capital	2,157,700	752,309
Accumulated other comprehensive income	102,718	25,431
Retained earnings	547,906	731,026

Total shareholders’ equity	2,926,967	1,564,633

Total liabilities and shareholders’ equity	$9,974,936	$7,339,746

Book value per share	$24.67	$28.01

Diluted book value per share	$24.55	$27.36

Diluted tangible book value per share [a]	$24.04	$26.51

Diluted shares outstanding	119,240,654	57,178,458

[a]	Non-Gaap measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
REVENUES
Gross premiums written	$398,981	$396,509	$770,120	$830,782
Reinsurance premiums ceded	(79,715)	(129,669)	(232,935)	(294,048)

Net premiums written	$319,266	$266,840	$537,185	$536,734

Earned premiums	$391,723	$354,620	$696,720	$664,002
Earned premiums ceded	(98,463)	(125,835)	(209,220)	(244,935)

Net premiums earned	293,260	228,785	487,500	419,067

Net investment income	53,277	41,755	101,667	82,243
Net realized and unrealized (losses) gains on investments	(14,786)	21,472	(8,364)	39,913

Total other-than-temporary impairment losses	(1,167)	(5,190)	(1,865)	(5,190)
Portion of loss recognized in other comprehensive income (loss), before taxes	867	3,176	1,145	3,176

Net impairment losses recognized in earnings	(300)	(2,014)	(720)	(2,014)

Other income	275	974	619	2,280

Total revenues	331,726	290,972	580,702	541,489

LOSSES AND EXPENSES
Net losses and loss expenses	159,817	122,228	284,782	246,951
Claims and policy benefits	13,943	55,407	31,602	69,739
Acquisition costs	48,798	25,059	73,042	45,689
Interest expense	7,916	4,744	12,858	8,683
Net foreign exchange gains	(634)	(3,404)	(3,086)	(6,880)
Merger and acquisition expenses	(54,570)	4,785	(49,826)	10,008
General and administrative expenses	50,649	36,105	87,177	75,165

Total losses and expenses	225,919	244,924	436,549	449,355

INCOME BEFORE TAXES	105,807	46,048	144,153	92,134

Income tax expense	2,360	2,290	4,325	3,837

NET INCOME [a]	103,447	43,758	139,828	88,297

Change in net unrealized gains and losses on fixed maturities, net of tax	60,525	36,933	94,656	(29,165)
Foreign currency translation adjustment	(7,629)	20,925	(17,369)	24,834

COMPREHENSIVE INCOME [a]	$156,343	$101,616	$217,115	$83,966

Basic earnings per share	$1.14	$0.77	$1.90	$1.55

Diluted earnings per share	$1.13	$0.76	$1.88	$1.54

Net operating income per diluted share	$0.64	$0.83	$1.33	$1.65

Weighted average shares outstanding - basic	91,042,301	57,066,298	73,779,447	56,851,795

Weighted average shares outstanding - diluted	91,661,430	57,638,446	74,524,919	57,411,744

[a]	Includes the results of Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Six Months Ended June 30
	2010	2009
Common shares
Balance, beginning of period	$55,867	$55,806
Issuance of common shares, net	64,983	904
Repurchase of shares	(2,207)	(111)

Balance, end of period	118,643	56,599

Additional paid-in capital
Balance, beginning of period	752,309	763,391
Issuance of common shares, net	1,417,316	(95)
Stock based compensation expense	30,241	10,727
Repurchase of shares	(42,166)	(1,976)

Balance, end of period	2,157,700	772,047

Accumulated other comprehensive income (loss)
Balance, beginning of period	25,431	(45,399)
Holding gains (losses) on available for sale securities arising in period [a]	99,001	(28,715)
Net realized (gains) losses on available for sale securities included in net income [a]	(3,200)	2,726
Portion of other-than-temporary impairment losses recognised in other comprehensive income [a]	(1,145)	(3,176)
Foreign currency translation adjustment	(17,369)	24,834

Balance, end of period	102,718	(49,730)

Retained earnings
Balance, beginning of period	731,026	506,533
Net income	139,828	88,297
Dividends	(322,948)	(10,277)

Balance, end of period	547,906	584,553

Total shareholders’ equity	$2,926,967	$1,363,469

[a]	Net of tax

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Six Months Ended June 30
	2010	2009
OPERATING ACTIVITIES
Net income	$139,828	$88,297
Adjustments to reconcile net income to net cash provided by operating activities:
Stock based compensation	30,241	10,727
Amortization of premium on fixed maturities	4,798	2,048
Accretion of deposit liabilities	2,754	1,440
Net realized and unrealized losses (gains) on investments	8,364	(39,913)
Net impairment losses recognized in earnings	720	2,014
Negative goodwill gain	(95,788)	—
Changes in:
Accrued interest income	5,133	5,450
Premiums receivable	150,598	(106,798)
Losses and benefits recoverable from reinsurers	(4,706)	(74,749)
Deferred acquisition costs	(22,681)	(17,036)
Prepaid reinsurance premiums	(25,170)	(50,996)
Other assets	6,412	4,437
Property and casualty losses	(212,784)	75,859
Life and annuity benefits	(19,532)	16,276
Funds withheld from reinsurers	(19,754)	(23,331)
Unearned property and casualty premiums	94,146	159,763
Reinsurance balances payable	146,084	27,405
Accounts payable and accrued expenses	(14,882)	(28,598)

Cash provided by operating activities	173,781	52,295

INVESTING ACTIVITIES
Purchases of available for sale securities	(1,030,431)	(487,944)
Sales of available for sale securities	264,405	139,161
Redemptions/maturities of available for sale securities	527,854	331,362
Purchases of trading securities	(27,913)	(25,393)
Sales of trading securities	1,153	28,539
Redemptions/maturities of trading securities	12,975	2,896
Purchases of held to maturity securities	(14,682)	—
Redemptions/maturities of held to maturity securities	16,570	—
Net purchases/sales of other investments	59,897	334,051
Acquisition of subsidiary, net of cash acquired	446,819	—

Cash provided by investing activities	256,647	322,672

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	1,075	809
Repurchase of common shares	(44,373)	(2,087)
Net repayments of bank loans	—	(270,000)
Dividends paid	(321,396)	(10,277)
Additions to deposit liabilities	2,997	12,073
Payment of deposit liabilities	(9,873)	(78,991)

Cash used in financing activities	(371,570)	(348,473)

Effect of exchange rate changes on foreign currency cash and cash equivalents	(19,452)	32,280

Net increase in cash and cash equivalents	39,406	58,774

Cash and cash equivalents, beginning of period	702,278	949,404

CASH AND CASH EQUIVALENTS, END OF PERIOD	$741,684	$1,008,178

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $9,918 and $8,895 for the six months ended June 30, 2010 and 2009, respectively.

Corporate taxes paid totaled $729 and $nil for the six months ended June 30, 2010 and 2009, respectively.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED JUNE 30, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity
Quarter Segment Information [c]:	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$132,312	$119,578	$97,487	$48,802	$398,179	$802	$—	$398,981
Reinsurance premiums ceded	(46,257)	(13,348)	(6,852)	(13,233)	(79,690)	(25)	—	(79,715)

Net premiums written	$86,055	$106,230	$90,635	$35,569	$318,489	$777	$—	$319,266

Earned premiums	$99,874	$174,729	$76,032	$40,286	$390,921	$802	$—	$391,723
Earned premiums ceded	(43,676)	(19,054)	(28,588)	(7,120)	(98,438)	(25)	—	(98,463)

Net premiums earned	56,198	155,675	47,444	33,166	292,483	777	—	293,260

Net investment income	6,261	13,708	1,315	3,035	24,319	12,420	16,538	53,277
Net realized and unrealized losses on investments	(103)	(97)	(1)	(1,284)	(1,485)	(1,860)	(11,441)	(14,786)
Net impairment losses recognized in earnings	—	—	—	—	—	—	(300)	(300)
Other income	—	155	97	173	425	—	(150)	275

Total revenues	62,356	169,441	48,855	35,090	315,742	11,337	4,647	331,726

Net losses and loss expenses	35,927	82,441	29,052	12,397	159,817	—	—	159,817
Claims and policy benefits	—	—	—	—	—	13,943	—	13,943
Acquisition costs	797	32,673	9,135	6,070	48,675	123	—	48,798
Interest expense	240	3,357	—	—	3,597	2,676	1,643	7,916
Net foreign exchange losses (gains)	—	489	—	(1,182)	(693)	—	59	(634)
Merger and acquisition expenses	—	—	—	—	—	—	(54,570)	(54,570)
General and administrative expenses	6,501	14,820	7,986	5,826	35,133	642	14,874	50,649

Total losses and expenses	43,465	133,780	46,173	23,111	246,529	17,384	(37,994)	225,919

Income (loss) before taxes	$18,891	$35,661	$2,682	$11,979	$69,213	$(6,047)	$42,641	$105,807

Loss Ratio [a]	63.9%	53.0%	61.2%	37.4%	54.6%
Combined Ratio [b]	76.9%	83.5%	97.3%	73.2%	83.3%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)
(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity
Year to Date Segment Information [c]:	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$198,733	$274,429	$174,374	$120,919	$768,455	$1,665	$—	$770,120
Reinsurance premiums ceded	(84,833)	(58,699)	(56,079)	(33,192)	(232,803)	(132)	—	(232,935)

Net premiums written	$113,900	$215,730	$118,295	$87,727	$535,652	$1,533	$—	$537,185

Earned premiums	$196,915	$270,472	$149,922	$77,746	$695,055	$1,665	$—	$696,720
Earned premiums ceded	(90,922)	(35,012)	(68,565)	(14,589)	(209,088)	(132)	—	(209,220)

Net premiums earned	105,993	235,460	81,357	63,157	485,967	1,533	—	487,500

Net investment income	12,430	24,612	2,656	5,052	44,750	25,519	31,398	101,667
Net realized and unrealized gains (losses) on investments	203	221	(1)	(1,466)	(1,043)	4,056	(11,377)	(8,364)
Net impairment losses recognized in earnings	—	—	—	—	—	—	(720)	(720)
Other income	(11)	155	102	351	597	(28)	50	619

Total revenues	118,615	260,448	84,114	67,094	530,271	31,080	19,351	580,702

Net losses and loss expenses	73,206	132,506	50,415	28,655	284,782	—	—	284,782
Claims and policy benefits	—	—	—	—	—	31,602	—	31,602
Acquisition costs	488	47,639	12,809	11,837	72,773	269	—	73,042
Interest expense	474	5,058	—	—	5,532	4,039	3,287	12,858
Net foreign exchange losses (gains)	—	489	—	(3,891)	(3,402)	—	316	(3,086)
Merger and acquisition expenses	—	—	—	—	—	—	(49,826)	(49,826)
General and administrative expenses	12,398	23,779	16,458	8,539	61,174	1,299	24,704	87,177

Total losses and expenses	86,566	209,471	79,682	45,140	420,859	37,209	(21,519)	436,549

Income (loss) before taxes	$32,049	$50,977	$4,432	$21,954	$109,412	$(6,129)	$40,870	$144,153

Loss Ratio [a]	69.1%	56.3%	62.0%	45.4%	58.6%
Combined Ratio [b]	81.2%	86.6%	97.9%	77.6%	86.2%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
[b]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.
[c]	Includes the results of Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED JUNE 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity
Quarter Segment Information:	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$133,911	$95,196	$81,016	$45,363	$355,486	$41,023	$—	$396,509
Reinsurance premiums ceded	(49,251)	(18,085)	(51,659)	(10,647)	(129,642)	(27)	—	(129,669)

Net premiums written	$84,660	$77,111	$29,357	$34,716	$225,844	$40,996	$—	$266,840

Earned premiums	$101,551	$112,550	$63,078	$36,418	$313,597	$41,023	$—	$354,620
Earned premiums ceded	(50,743)	(22,825)	(41,657)	(10,583)	(125,808)	(27)	—	(125,835)

Net premiums earned	50,808	89,725	21,421	25,835	187,789	40,996	—	228,785

Net investment income	5,722	9,975	1,495	645	17,837	12,917	11,001	41,755
Net realized and unrealized gains on investments	1,003	2,385	—	720	4,108	9,346	8,018	21,472
Net impairment losses recognized in earnings	—	—	—	—	—	—	(2,014)	(2,014)
Other income	—	12	372	436	820	—	154	974

Total revenues	57,533	102,097	23,288	27,636	210,554	63,259	17,159	290,972

Net losses and loss expenses	37,809	57,813	13,149	13,457	122,228	—	—	122,228
Claims and policy benefits	—	—	—	—	—	55,407	—	55,407
Acquisition costs	(470)	15,734	2,723	6,395	24,382	677	—	25,059
Interest expense	—	1,191	—	—	1,191	837	2,716	4,744
Net foreign exchange gains	—	—	—	(1,656)	(1,656)	—	(1,748)	(3,404)
Merger and acquisition expenses	—	—	—	—	—	—	4,785	4,785
General and administrative expenses	5,415	7,223	5,635	5,712	23,985	657	11,463	36,105

Total losses and expenses	42,754	81,961	21,507	23,908	170,130	57,578	17,216	244,924

Income (loss) before taxes	$14,779	$20,136	$1,781	$3,728	$40,424	$5,681	$(57)	$46,048

Loss Ratio [a]	74.4%	64.4%	61.4%	52.1%	65.1%
Combined Ratio [b]	84.1%	90.0%	100.4%	99.0%	90.8%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity
Year to Date Segment Information:	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$221,593	$328,178	$149,849	$89,542	$789,162	$41,620	$—	$830,782
Reinsurance premiums ceded	(104,192)	(69,468)	(92,320)	(27,948)	(293,928)	(120)	—	(294,048)

Net premiums written	$117,401	$258,710	$57,529	$61,594	$495,234	$41,500	$—	$536,734

Earned premiums	$203,748	$236,536	$117,434	$64,664	$622,382	$41,620	$—	$664,002
Earned premiums ceded	(102,896)	(49,344)	(74,608)	(17,967)	(244,815)	(120)	—	(244,935)

Net premiums earned	100,852	187,192	42,826	46,697	377,567	41,500	—	419,067

Net investment income	10,963	19,203	3,088	1,467	34,721	24,483	23,039	82,243
Net realized and unrealized gains on investments	2,239	5,427	148	1,187	9,001	17,214	13,698	39,913
Net impairment losses recognized in earnings	—	—	—	—	—	—	(2,014)	(2,014)
Other income	1,147	12	220	508	1,887	—	393	2,280

Total revenues	115,201	211,834	46,282	49,859	423,176	83,197	35,116	541,489

Net losses and loss expenses	74,273	124,028	25,234	23,416	246,951	—	—	246,951
Claims and policy benefits	—	—	—	—	—	69,739	—	69,739
Acquisition costs	(1,872)	33,197	3,947	9,547	44,819	870	—	45,689
Interest expense	—	694	—	—	694	454	7,535	8,683
Net foreign exchange gains	—	—	—	(5,166)	(5,166)	—	(1,714)	(6,880)
Merger and acquisition expenses	—	—	—	—	—	—	10,008	10,008
General and administrative expenses	10,544	14,747	13,391	10,433	49,115	1,351	24,699	75,165

Total losses and expenses	82,945	172,666	42,572	38,230	336,413	72,414	40,528	449,355

Income (loss) before taxes	$32,256	$39,168	$3,710	$11,629	$86,763	$10,783	$(5,412)	$92,134

Loss Ratio [a]	73.6%	66.3%	58.9%	50.1%	65.4%
Combined Ratio [b]	82.2%	91.9%	99.4%	92.9%	90.3%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
[b]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

		Six Months Ended June 30, 2010		Movement on Prior Year Period	Six Months Ended June 30, 2009
Gross Premiums Written by Type of Risk:		Gross Premiums Written	Percentage of Total Gross Premiums Written		Gross Premiums Written	Percentage of Total Gross Premiums Written
Property & Casualty:
Insurance:
Aviation	S	$8,964	1.2%	(46.7%)	$16,819	2.0%
Excess Liability	L	56,846	7.4%	(16.4%)	68,000	8.2%
Professional Liability	L	92,789	12.0%	(3.0%)	95,699	11.5%
Property	S	40,134	5.2%	(2.3%)	41,075	5.0%

		198,733	25.8%	(10.3%)	221,593	26.7%
Reinsurance [a]:
Agriculture	S	33,293	4.3%	(61.9%)	87,433	10.5%
Auto	S	66	0.0%	n/a	—	—
Aviation	S	13,383	1.7%	(9.9%)	14,858	1.8%
Credit/ Surety	L	(1,491)	(0.2%)	n/a	—	—
General Casualty	L	12,194	1.6%	(24.4%)	16,125	1.9%
Marine & Energy	S	9,104	1.2%	4.2%	8,735	1.1%
Medical Malpractice	L	34,968	4.6%	(35.0%)	53,830	6.5%
Other	S	1,081	0.1%	(52.3%)	2,268	0.3%
Professional Liability	L	43,924	5.7%	76.2%	24,930	3.0%
Property	S	106,991	13.9%	41.0%	75,873	9.1%
Whole Account	S/L	4,935	0.6%	(17.2%)	5,963	0.7%
Workers’ Compensation	L	15,981	2.1%	(58.1%)	38,163	4.6%

		274,429	35.6%	(16.4%)	328,178	39.5%
U.S. Specialty:
General Liability	L	50,639	6.6%	21.3%	41,759	5.0%
Marine	S	34,059	4.4%	14.5%	29,749	3.6%
Professional Liability	L	5,913	0.7%	n/a	—	—
Property	S	83,763	10.9%	6.9%	78,341	9.4%

		174,374	22.6%	16.4%	149,849	18.0%
Alterra at Lloyd’s:
Accident & Health	S	19,432	2.5%	10.0%	17,665	2.2%
Aviation	S	6,968	0.9%	n/a	—	—
Financial Institutions	L	10,934	1.4%	(4.9%)	11,503	1.4%
International Casualty	L	19,866	2.6%	n/a	—	—
Professional Liability	L	11,057	1.5%	18.7%	9,315	1.1%
Property	S	52,662	6.8%	3.1%	51,059	6.1%

		120,919	15.7%	35.0%	89,542	10.8%

Aggregate Property & Casualty		$768,455	99.7%	(2.6%)	$789,162	95.0%

Life & Annuity:
Annuity		$6	0.0%	n/a	$—	—
Life		1,659	0.3%	(96.0%)	41,620	5.0%

Aggregate Life & Annuity		$1,665	0.3%	(96.0%)	$41,620	5.0%

Aggregate P&C and Life & Annuity		$770,120	100.0%	(7.3%)	$830,782	100.0%

S = Short tail lines		$412,368	53.7%		$423,875	53.7%
L = Long tail lines		356,087	46.3%		365,287	46.3%

Aggregate Property & Casualty		$768,455			$789,162

[a]	Includes the results of Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income and Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Net income	$103,447	$43,758	$139,828	$88,297
Net realized and unrealized losses on non-hedge fund investments, net of tax [a]	11,540	2,162	12,776	1,877
Foreign exchange gains, net of tax	(298)	(2,932)	(1,978)	(5,476)
Merger and acquisition expenses, net of tax	(55,915)	4,785	(51,171)	10,008

Net operating income	$58,774	$47,773	$99,455	$94,706

Net income per diluted share	$1.13	$0.76	$1.88	$1.54
Net realized and unrealized losses on non-hedge fund investments, net of tax [a]	0.12	0.04	0.17	0.03
Foreign exchange gains, net of tax	—	(0.05)	(0.03)	(0.09)
Merger and acquisition expenses, net of tax	(0.61)	0.08	(0.69)	0.17

Net operating income per diluted share	$0.64	$0.83	$1.33	$1.65

Weighted average shares outstanding - basic	91,042,301	57,066,298	73,779,447	56,851,795

Weighted average shares outstanding - diluted	91,661,430	57,638,446	74,524,919	57,411,744

[a]	Net realized and unrealized losses (gains) on non-hedge fund investments includes realized and unrealized (gains) losses on trading securities, realised (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments and changes in fair value of investment derivatives, catastrophe bonds and structured deposits.

Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Net income	$103,447	$43,758	$139,828	$88,297
Annualized net income	413,788	175,032	279,656	176,594

Net operating income	$58,774	$47,773	$99,455	$94,706
Annualized net operating income	235,096	191,092	198,910	189,412

Average shareholders’ equity [b]	$2,322,587	$1,313,166	$1,955,731	$1,292,381

Annualized return on average shareholders’ equity	17.8%	13.3%	14.3%	13.7%
Annualized net operating return on average shareholders’ equity	10.1%	14.6%	10.2%	14.7%

[b]	Average shareholders’ equity is computed as the average of the quarterly shareholders’ equity balances. The averages for the quarter and six months ended June 30, 2010 have been weighted to include Harbor Point from May 12, 2010.

Diluted Tangible Book Value Per Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	June 30, 2010	December 31, 2009
Shareholders’ equity	$2,926,967	$1,564,633
Goodwill and intangible assets	(60,670)	(48,686)

Tangible book value	$2,866,297	$1,515,947

Diluted shares outstanding	119,240,654	57,178,458

Diluted tangible book value per share	$24.04	$26.51

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA–JUNE 30, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

Type of Investment	As at June 30, 2010	Investment Distribution	As at December 31, 2009	Investment Distribution
Cash and cash equivalents	$741,684	9.6%	$702,278	13.4%

U.S. government and agencies	1,130,700	14.6%	525,427	10.0%
Non-U.S. governments	74,108	1.0%	82,027	1.5%
Corporate securities	2,697,593	34.9%	1,375,999	26.2%
Municipal securities	208,628	2.7%	83,658	1.6%
Asset-backed securities	98,265	1.3%	102,006	1.9%
Residential mortgage-backed securities	1,115,574	14.4%	763,974	14.5%
Commercial mortgage-backed securities	357,352	4.6%	302,961	5.8%

Fixed maturities at fair value	$5,682,220	73.5%	$3,236,052	61.5%

U.S. government and agencies	$22,688	0.3%	$14,050	0.3%
Non-U.S. governments	492,728	6.4%	573,250	10.9%
Corporate securities	356,235	4.6%	418,647	7.9%

Fixed maturities at amortized cost	$871,651	11.3%	$1,005,947	19.1%

Other investments	$436,757	5.6%	$318,073	6.0%

Total invested assets	$7,732,312	100.0%	$5,262,350	100.0%

Credit Rating	As at June 30, 2010	Ratings Distribution	As at December 31, 2009	Ratings Distribution
U.S. government and agencies [a]	$2,148,230	32.8%	$1,214,895	28.6%
AAA	1,162,805	17.7%	720,364	17.0%
AA	607,171	9.3%	325,997	7.7%
A	1,334,267	20.3%	731,723	17.3%
BBB	207,243	3.2%	100,841	2.4%
BB	29,931	0.5%	34,781	0.8%
B or lower	192,573	2.9%	107,451	2.5%

Fixed maturities at fair value	$5,682,220	86.7%	$3,236,052	76.3%

U.S. government and agencies	$22,688	0.3%	$14,050	0.3%
AAA	586,033	8.9%	717,954	16.9%
AA	110,509	1.7%	101,675	2.4%
A	138,655	2.1%	158,141	3.7%
BBB	12,498	0.2%	12,672	0.3%
BB	—	—	—	—
B or lower	1,268	0.0%	1,455	0.1%

Fixed maturities at amortized cost	$871,651	13.3%	$1,005,947	23.7%

Total fixed maturities	$6,553,871	100.0%	$4,241,999	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,017,530 (December 31, 2009; $689,468)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Net investment income	$53,277	$41,755	$101,667	$82,243

Realized and unrealized (losses) gains on trading fixed maturities	(1,284)	720	(1,466)	1,187
Net realized gains (losses) on available for sale fixed maturities	2,425	(654)	3,263	(693)
Change in fair value of hedge funds	(3,323)	21,514	4,048	38,978
Change in fair value of non-hedge fund other investments	(12,604)	(108)	(14,209)	441

Net realized and unrealized gains on investments	$(14,786)	$21,472	$(8,364)	$39,913

Net impairment losses recognized in earnings	$(300)	$(2,014)	$(720)	$(2,014)

Contacts
Susan Spivak Bernstein Senior Vice President susan.spivak@alterra-bm.com 1-212-898-6640	Roanne Kulakoff or Peter Hill Kekst and Company roanne-kulakoff@kekst.com peter-hill@kekst.com 1-212-521-4800